                                            WAIVER dated as of August 12, 1999
                                    (this "Waiver") to the Credit Agreement
                                    dated as of December 2, 1998, as amended by and among FAMILY GOLF CENTERS, INC., a New York corporation (the "Company"), THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as Agent and as a Lender, and the Lenders party thereto (the "Credit Agreement").

         WHEREAS, the Company has requested a waiver of certain provisions of the Credit Agreement for the period from May 1, 1999 through October 5, 1999, and the Agent and the Lenders have agreed, subject to the terms and conditions of this Waiver, to grant such waiver set forth herein;

         WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the same meanings as defined in the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

1. Waivers. Compliance with each of Sections 7.13(a), 7.13(b), 7.13(c), 7.13(d), 7.13(e), 7.13(g) and 7.13(h) is hereby waived for the period commencing May 1, 1999 through October 5, 1999 (the "Waiver Period"); provided that (i) any breach during the Waiver Period in the timely performance, observance or fulfillment of any of the terms or conditions contained herein shall constitute an Event of Default under the Credit Agreement and, unless the Agent and the requisite number of Lenders otherwise agree in writing, shall result in an immediate termination of the effectiveness of the waivers contained herein; and
(ii) an Event of Default shall be deemed to have occurred as of the close of business on the Waiver Termination Date (as hereinafter defined) if the Company is not in compliance with any of the financial covenants contained in Section
7.13 of the Credit Agreement as of such date. As used herein, the term "Waiver Termination Date" shall mean the close of business on October 5, 1999 or such later date as may be agreed to in writing by the Agent and the requisite number of Lenders. Upon the occurrence of any Event of Default, the Agent and the Lenders shall have all rights and remedies available to them under the Loan Documents, at law or otherwise with respect to each Event of Default, which rights and remedies are hereby expressly reserved.

2.       Requirements During Waiver Period.

         To induce the Agent and the Lenders to enter into this Waiver, the Company agrees as follows:

         (a) Notwithstanding anything to the contrary contained in the Credit Agreement or any other Loan Document, during the Waiver Period, the Company shall not be entitled to receive, nor shall the Company give a notice pursuant to Section 2.01 or Section 2.05 of the Credit Agreement requesting or otherwise seeking to obtain, (i) any Revolving Credit Loans or (ii) the issuance of any Letter of Credit.

         (b) Notwithstanding anything to the contrary contained in the Credit Agreement or any other Loan Document, during the Waiver Period, all fees payable under the Credit Agreement (other than interest which shall be paid in accordance with paragraph (c) below) shall be payable monthly in arrears on the first Business Day of each month.

         (c) Notwithstanding anything to the contrary contained in the Credit Agreement or any other Loan Document, during the Waiver Period, neither the Company nor any of its Subsidiaries shall (i) pay any dividends or make any distributions, (ii) prepay any Indebtedness or other obligations in advance of the dates on which such amounts are due and payable, (iii) make any further loans to or investments in any Foreign Subsidiaries other than to fund $600,000 in the aggregate during the Waiver Period in respect of the Coquitlam Project in Vancouver, B.C. and to fund in the ordinary course of business, operations in Canada,
         (iv) engage in any Affiliate Transactions or (v) make any loans or advances of the type specified in Sections 7.06(a)(ii), 7.06(d), 7.06(f) or 7.06(g) of the Credit Agreement.

         (d) Notwithstanding anything to the contrary contained in the Credit Agreement or any other Loan Document, interest in respect of the Revolving Credit Loans shall be payable as follows: (i) interest for the period to but excluding August 1, 1999 in the amount of $88,959.90 shall be payable in cash on the Waiver Termination Date; (ii) interest from (A) August 1, 1999 to but excluding the Effective Date (as hereinafter defined) shall accrue at the then applicable contract rate and (B) the Effective Date through August 31, 1999 shall accrue at the Alternate Base Rate plus 2% per annum, provided, however, that 50% of the sum of the amounts referenced in subparagraphs (A) and (B) above shall be payable in cash on September 1, 1999 and the remaining 50% shall be payable in cash on the Waiver Termination Date; (iii) interest from September 1, 1999 through September 30, 1999 shall accrue at the Alternate Base Rate plus 2% per annum; provided, however, that 50% of such amount shall be payable in cash on October 1, 1999 and the remaining 50% shall be payable in cash on the Waiver Termination Date and (iv) interest from October 1, 1999 through the Waiver Termination Date shall be payable in cash on the Waiver Termination Date.

         (e) Notwithstanding anything to the contrary contained in the Credit Agreement or any other Loan Document, during the Waiver Period, the Company shall not request any Interest Periods with respect to Adjusted Libor Loans.

         (f) Notwithstanding Section 8.01(e) of the Credit Agreement, during the Waiver Period, it shall constitute an Event of Default if there is any default in the payment, performance or compliance under any agreement in respect of any Indebtedness of the Company or any of its Subsidiaries (other than under the Credit Agreement and the other Loan Documents) (which Indebtedness exceeds $250,000 in the aggregate) or in respect of any material contract of the Company or any of its Subsidiaries (except for (i) payments under construction contracts with respect to which the Borrower or any of its Subsidiaries contests, in good faith, the timing, validity, or amounts, if any claimed and (ii) payments due to Golden Bear Golf, Inc. under the license agreement).

         (g) The Company shall deliver to the Lenders as promptly as possible, but no later than September 7, 1999, its proposed business and strategic plans for approximately the 3 year period following the Waiver Period and any related restructuring proposal, all in form reasonably acceptable to the Agent.

3.       Ratification of Agreement.

         (a) To induce the Agent and the Lenders to enter into this Waiver, the Company hereby represents and warrants that (i) after giving effect to this Waiver, no violation of the terms of the Credit Agreement exist and all representations and warranties by the Company and each of its Subsidiaries pursuant to the Credit Agreement and the Loan Documents to which each is a party are true, correct and complete in all material respects as of the date hereof with the same effect as those such representations and warranties have been made on and as of such date, unless such representation is as of a specific date, in which case, as of such date, and (ii) after giving effect to this Waiver, no Default or Event of Default has occurred and is continuing.

         (b) The waivers herein contained are limited specifically to the matters set forth above and do not constitute directly or by implication an amendment or waiver of any other provision of Credit Agreement or any default which may occur or may have occurred under the Credit Agreement or any other Loan Document. Except as expressly set forth in this Waiver, the terms, provisions and conditions of the Credit Agreement and the Loan Documents are unchanged, and said agreements, as amended, shall remain in full force and effect and are hereby confirmed and ratified. In the event of inconsistencies between this Waiver and the Credit Agreement, the terms of this Waiver shall govern.

         (c) Should there be a need for further waivers with respect to these covenants or any other provisions of the Loan Documents, those requests shall be evaluated by the Lenders when formally requested, in writing, by the Company, and the Lenders may deny any such requests for any reason in their sole discretion.

         (d) The Company and the Subsidiaries acknowledge that they have no existing defense, counterclaim, offset, cross-complaint, claim or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of their respective liability to pay the Obligations under or in respect of the Credit Agreement and all other Loan Documents. The Company and the Subsidiaries hereby release and forever discharge the Agent, the Lenders and all of their officers, directors, employees, agents, advisors and attorneys from any and all actions, causes of action, debts, dues, claims, demands, liabilities and obligations of every kind and nature, both in law and in equity, known or unknown, whether matured or unmatured, absolute or contingent.

4. Effectiveness. This Waiver shall become effective upon the occurrence of all of the following (the "Effective Date"):

         (i) the execution and delivery (by facsimile or otherwise) of counterparts of this Waiver by the Company, the Agent and the Required Lenders;

         (ii) the execution and delivery to the Agent of the Consent attached hereto by each party listed therein;

         (iii) the Company=s payment to the Agent of a Waiver Fee in the amount of $250,000 for the ratable benefit of those Lenders which shall have consented to this Waiver;

         (iv) the Company shall have received and provided to the Agent written evidence satisfactory to the Agent of the extension through October 5, 1999 of the maturity of the mortgage loan made to the Company by the NationsBank N.A. (now known as Bank of America).

5. Consultant. The Company acknowledges and agrees that the Agent will cause its counsel to retain PricewaterhouseCoopers LLP (or a similar financial consultant) as an independent business consultant (the "Consultant") to assess on behalf of the Agent, its counsel and the Lenders the operations, finances, and business affairs of the Company and its Subsidiaries and to furnish a report of its findings and recommendations solely to the Agent, its counsel and the Lenders. The Company agrees to pay all reasonable fees, costs and out-of-pocket expenses of the Consultant incurred in connection with the performance by the Consultant of its duties described in this paragraph. The Company shall, and shall cause all Subsidiaries, to cooperate fully and in a timely manner with the Consultant, including its agents and employees.

6.        Miscellaneous.

         (a) This Waiver shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of law.

         (b) This Waiver may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one Waiver.

         (c) This Waiver shall constitute a Loan Document.


                            [Signature pages follow.]

         IN WITNESS WHEREOF, the Company, the Agent and the Required Lenders have caused this Waiver to be duly executed by their duly authorized officers, all as of the day and year first above written.


                                        FAMILY GOLF CENTERS, INC.


                                        By: s/ Krishnan P. Thampi
                                            --------------------------------
                                        Name: Krishnan P. Thampi
                                        Title: President


                                        THE CHASE MANHATTAN BANK,
                                        as Agent and as a Lender


                                        By: s/ Billie J. Prue
--------------------------                  --------------------------------
                                        Name: Billie J. Prue
                                        Title: Vice President


                                        CIBC, Inc., as a Lender


                                        By: s/ Dean J. Decker
--------------------------                  --------------------------------
                                        Name: Dean J. Decker
                                        Title: Executive Director
                                               CIBC World Markets Corp.,
                                               AS AGENT


                                        BANK OF AMERICA, as a Lender


                                        By: s/ Reinhard Freimuth
                                            --------------------------------
                                        Name: Reinhard Freimuth
                                        Title: Vice President

                                        THE DIME SAVINGS BANK OF NEW YORK
                                        FSB, as a Lender


                                        By: s/ Gary R. Olson
---------------------------                 --------------------------------
                                        Name: Gary R. Olson
                                        Title: Vice President


                                        THE MERCHANTS BANK OF NEW YORK,
                                        as a Lender


                                        By: s/ Andrew S. Baron
---------------------------                 --------------------------------
                                        Name: Andrew S. Baron
                                        Title: Vice President

                                     CONSENT

Each of the undersigned, not parties to the Credit Agreement but each a Guarantor under a Guaranty dated as of December 2, 1998, hereby acknowledges the terms of the Waiver contained herein and confirms that its Guaranty is in full force and effect.


----------------------------------------------------------- --------------------------------------------------------
ORIENT ASSOCIATES                                           TPT SEGUNDO, INC.
INTERNATIONAL, INC.
----------------------------------------------------------- --------------------------------------------------------

SKYDRIVE ALLEY POND COMPANY, INC.                           GLOBAL GOLF/GAVILAN
----------------------------------------------------------- --------------------------------------------------------

SKYDRIVE GREENBURGH CO., INC.                               INDIAN RIVER FAMILY GOLF CENTERS, INC.
----------------------------------------------------------- --------------------------------------------------------

SKYCON CONSTRUCTION CO., INC.                               TUSCON FAMILY GOLF CENTERS, INC.
----------------------------------------------------------- --------------------------------------------------------

SKYDRIVE WILLOWBROOK, NJ, INC.                              CINCINNATI FAMILY GOLF CENTERS, INC.
----------------------------------------------------------- --------------------------------------------------------

SKYDRIVE CO., INC.                                          ST. LOUIS FAMILY GOLF CENTERS, INC.
----------------------------------------------------------- --------------------------------------------------------

PELHAM FAMILY GOLF CENTERS, INC.                            WEST PALM BEACH FAMILY GOLF CENTERS, INC.
----------------------------------------------------------- --------------------------------------------------------

RICHMOND FAMILY GOLF CENTERS, INC.                          SAN JOSE FAMILY GOLF CENTERS, INC.
----------------------------------------------------------- --------------------------------------------------------

PEACHTREE FAMILY GOLF CENTERS, INC.                         EASTON FAMILY GOLF CENTERS, INC.
----------------------------------------------------------- --------------------------------------------------------

ALPHARETTA FAMILY GOLF CENTERS, INC.                        RANDALL'S ISLAND FAMILY GOLF CENTERS, INC.
----------------------------------------------------------- --------------------------------------------------------

VALLEY VIEW FAMILY GOLF CENTERS, INC.                       PRIVATIZATION PLUS, INC.
----------------------------------------------------------- --------------------------------------------------------

MESA FAMILY GOLF CENTERS, INC.                              WESTMINSTER FAMILY GOLF CENTERS, INC.
----------------------------------------------------------- --------------------------------------------------------

VIRGINIA BEACH FAMILY GOLF CENTERS, INC.                    CAROLINA SPRINGS FAMILY GOLF CENTERS, INC.
----------------------------------------------------------- --------------------------------------------------------

By: s/ Pamela S. Charles                                    By: s/ Pamela S. Charles
    ------------------------------------------------            ------------------------------------------------
Title:  Vice President of the foregoing corporations        Title:  Vice President of the foregoing corporations
----------------------------------------------------------- --------------------------------------------------------

FLEMINGTON FAMILY GOLF CENTERS, INC.                        DENVER FAMILY GOLF CENTERS, INC.
----------------------------------------------------------- --------------------------------------------------------

YORKTOWN FAMILY GOLF CENTERS, INC.                          FLANDERS FAMILY GOLF CENTERS, INC.
----------------------------------------------------------- --------------------------------------------------------




----------------------------------------------------------- --------------------------------------------------------

THE PRACTICE TEE, INC.                                      MARGATE FAMILY GOLF CENTERS, INC.
----------------------------------------------------------- --------------------------------------------------------

THE SEVEN IRON, INC.                                        BROOKLYN FAMILY GOLF CENTERS, INC.
----------------------------------------------------------- --------------------------------------------------------

C.B. FAMILY GOLF CENTERS, INC.                              LAKE GROVE FAMILY GOLF CENTERS, INC.
----------------------------------------------------------- --------------------------------------------------------

DARLINGTON FAMILY GOLF CENTERS, INC.                        GOLDEN SPIKES, INC.
----------------------------------------------------------- --------------------------------------------------------

MAINEVILLE FAMILY GOLF CENTERS, INC.                        WHITEHALL FAMILY GOLF CENTERS, INC.
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

MILWAUKEE FAMILY GOLF CENTERS, INC.                         SPORTS PLUS PROPERTIES, INC.
----------------------------------------------------------- --------------------------------------------------------

OLNEY FAMILY GOLF CENTERS, INC.                             SPORTS PLUS PROPERTIES, LLC
----------------------------------------------------------- --------------------------------------------------------

PALM DESERT FAMILY GOLF CENTERS, INC.                       GENPROP, LLC
----------------------------------------------------------- --------------------------------------------------------

BROWARD FAMILY GOLF CENTERS, INC.                           ICEWORKS OF AMERICA, INC.
----------------------------------------------------------- --------------------------------------------------------

ENGLEWOOD FAMILY GOLF CENTERS, INC.                         COMMACK FAMILY GOLF CENTERS, INC.
----------------------------------------------------------- --------------------------------------------------------

RALEIGH FAMILY GOLF CENTERS, INC.                           GREENVILLE FAMILY GOLF CENTERS, INC.
----------------------------------------------------------- --------------------------------------------------------

TEMPE FAMILY GOLF CENTERS, INC.                             THE GOLF ACADEMY OF HILTON HEAD ISLAND, INC.
----------------------------------------------------------- --------------------------------------------------------

GREEN OAK GOLF PRACTICE CENTER, INC.                        CHICAGO FAMILY GOLF CENTERS, INC.
----------------------------------------------------------- --------------------------------------------------------

By: s/ Pamela S. Charles                                    By: s/ Pamela S. Charles
    ------------------------------------------------            ------------------------------------------------
Title:  Vice President of the foregoing corporations        Title:  Vice President of the foregoing corporations
----------------------------------------------------------- --------------------------------------------------------

BRONX FAMILY GOLF CENTERS, INC.                             FEDERAL WAY FAMILY GOLF CENTERS, INC.
----------------------------------------------------------- --------------------------------------------------------

MILPITAS FAMILY GOLF CENTERS, INC.                          COUNTY LINE FAMILY GOLF CENTERS, INC.
----------------------------------------------------------- --------------------------------------------------------

SAN BRUNO FAMILY GOLF CENTERS, INC.                         FAIRFIELD FAMILY GOLF CENTERS, INC.
----------------------------------------------------------- --------------------------------------------------------

INTERBAY FAMILY GOLF CENTERS, INC.                          CONFIDENCE GOLF, INC.
----------------------------------------------------------- --------------------------------------------------------

CARVER FAMILY GOLF CENTERS, INC.                            KANSAS FAMILY GOLF CENTERS, INC.
----------------------------------------------------------- --------------------------------------------------------



----------------------------------------------------------- --------------------------------------------------------

PALM FAMILY GOLF CENTERS, INC.                              ELK GROVE FAMILY GOLF CENTERS, INC.
----------------------------------------------------------- --------------------------------------------------------

CERRITOS FAMILY GOLF CENTERS, INC.                          SPORTS PLUS CINCINNATI, INC.
----------------------------------------------------------- --------------------------------------------------------

PHILADELPHIA FAMILY GOLF CENTERS, INC.                      WICHITA FAMILY GOLF CENTERS, INC.
----------------------------------------------------------- --------------------------------------------------------

ENCINO/BALBOA FAMILY GOLF CENTERS, INC.                     STUART FAMILY GOLF CENTERS, INC.
----------------------------------------------------------- --------------------------------------------------------

HOLBROOK FAMILY GOLF CENTERS, INC.                          SPORTS PLUS RALEIGH, INC.
----------------------------------------------------------- --------------------------------------------------------

SHELTON FAMILY GOLF CENTERS, INC.                           SPORTS PLUS WOODBRIDGE, INC.
----------------------------------------------------------- --------------------------------------------------------

SPORTS PLUS NEW ROCHELLE, INC.                              METROGOLF INCORPORATED
----------------------------------------------------------- --------------------------------------------------------

METROGOLF SAN DIEGO INCORPORATED                            METROGOLF VIRGINIA, INC.
----------------------------------------------------------- --------------------------------------------------------

METROGOLF ILLINOIS CENTER, INC.                             METROGOLF NEW YORK, INC.
----------------------------------------------------------- --------------------------------------------------------

METROGOLF MANAGEMENT, INC.                                  FAMILY GOLF ACQUISITION, INC.
----------------------------------------------------------- --------------------------------------------------------

By: s/ Pamela S. Charles                                    By: s/ Pamela S. Charles
    ------------------------------------------------            ------------------------------------------------
Title:  Vice President of the foregoing corporations        Title:  Vice President of the foregoing corporations
----------------------------------------------------------- --------------------------------------------------------




----------------------------------------------------------- --------------------------------------------------------

CARLSBAD FAMILY GOLF CENTERS, INC.                          FAMILY GOLF VENDING, INC.
----------------------------------------------------------- --------------------------------------------------------

EVERGREEN FAMILY GOLF CENTERS, INC.                         OVERLAND FAMILY GOLF CENTERS, INC.
----------------------------------------------------------- --------------------------------------------------------

OVERLAND PARK, LLC                                          GREEN VALLEY FAMILY GOLF CENTERS, INC.
----------------------------------------------------------- --------------------------------------------------------

GREEN VALLEY RANCH GOLF COURSE, LLC                         PARDOC VENDING CORP.
----------------------------------------------------------- --------------------------------------------------------

EAGLE QUEST GOLF CENTERS (TEXAS) INC.                       EAGLE QUEST GOLF CENTERS (TEXAS II) INC.
----------------------------------------------------------- --------------------------------------------------------

PRECISION COURSES, INC.                                     EAGLE QUEST GOLF CENTERS (CALIFORNIA) INC.
----------------------------------------------------------- --------------------------------------------------------

IMG PROPERTIES, INC.                                        EAGLE QUEST GOLF CENTERS (H.P.) INC.
----------------------------------------------------------- --------------------------------------------------------

EAGLE QUEST GOLF CENTERS ENTERTAINMENT INC.                 EAGLE QUEST GOLF CENTERS (WASHINGTON) INC.
----------------------------------------------------------- --------------------------------------------------------

EAGLE QUEST GOLF CENTERS (U.S.) INC.                        GOLF PARK, INC.
----------------------------------------------------------- --------------------------------------------------------

SOLANO GOLF CENTER, LP                                      GOOSE CREEK GOLF PARTNERS LIMITED PARTNERSHIP
----------------------------------------------------------- --------------------------------------------------------

ILLINOIS CENTER GOLF PARTNERS, L.P.                         VINTAGE NEW YORK GOLF, LLC
----------------------------------------------------------- --------------------------------------------------------

GBGC FAMILY GOLF CENTERS, INC.                              SACRAMENTO FAMILY GOLF CENTERS, INC.
----------------------------------------------------------- --------------------------------------------------------

VOORHEES FAMILY GOLF CENTERS, INC.                          PORTLAND FAMILY GOLF CENTERS, INC.
----------------------------------------------------------- --------------------------------------------------------

By: s/ Pamela S. Charles                                    By: s/ Pamela S. Charles
    ------------------------------------------------            ------------------------------------------------
Title:  Vice President of the foregoing corporations        Title:  Vice President of the foregoing corporations
----------------------------------------------------------- --------------------------------------------------------

KANSAS CITY FAMILY GOLF CENTERS, INC.                       BLUE EAGLE OF KANSAS, INC.
----------------------------------------------------------- --------------------------------------------------------

BLUE EAGLE OF FLORIDA, INC.                                 BLUE EAGLE (OP) INC.
----------------------------------------------------------- --------------------------------------------------------

PINNACLE ENTERTAINMENT, INC.                                SKATENATION, INC.
----------------------------------------------------------- --------------------------------------------------------

RECREATIONAL MANAGEMENT SERVICES CORPORATION                RECREATIONAL MANAGEMENT CORPORATION
----------------------------------------------------------- --------------------------------------------------------

RECREATIONAL MANAGEMENT SERVICES CORPORATION OF NEW         SKATENATION OF RICHMOND WEST, LLC
JERSEY, INC.
----------------------------------------------------------- --------------------------------------------------------


----------------------------------------------------------- --------------------------------------------------------

SKATENATION OF RICHMOND SOUTH, LLC                          SKATENATION OF PRINCE WILLIAM, LLC
----------------------------------------------------------- --------------------------------------------------------

SKATENATION OF RESTON, LLC                                  SKATENATION OF PINEY ORCHARD, LLC
----------------------------------------------------------- --------------------------------------------------------

INTERNATIONAL SKATING CENTER OF CONNECTICUT, LLC            82ND AVENUE GOLF RANGE, INC.
----------------------------------------------------------- --------------------------------------------------------

RMSC OF CALIFORNIA, INC.
----------------------------------------------------------- --------------------------------------------------------

By: s/ Pamela S. Charles                                    By: s/ Pamela S. Charles
    ------------------------------------------------            ------------------------------------------------
Title:  Vice President of the foregoing corporations        Title:  Vice President of the foregoing corporations
----------------------------------------------------------- --------------------------------------------------------
